SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ X ] Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e) (2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 140-11(c) or Rule 240-2


                         NEW WORLD COFFEE & BAGELS, INC.
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate Number of securities to which transaction applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                         NEW WORLD COFFEE & BAGELS, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
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     A special meeting of the stockholders of New World Coffee & Bagels,  Inc, a
Delaware corporation, will be held on March ____, 1999 commencing at 10:00 a.m. at the Company's office located at 246 Industrial Way West, Eatontown, New Jersey 07724. The meeting is called for the following purposes:

     INCREASE IN AUTHORIZED COMMON STOCK

     The increase in the authorized common stock of the Company from 20,000,000 shares $.001 par value, to 50,000,000 shares $.001 par value.

     AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

     To change the name of the Company from "New World Coffee & Bagels, Inc." to "New World Coffee - Manhattan, Inc."

     TRANSACTION OF OTHER BUSINESS

     To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Stockholders of record at the close of business on February ___, 1999 are entitled to notice of, and to vote at the special meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the special meeting.

     ` If you do not expect to attend the special meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

     By order of the Board of Directors.

                                                  /s/Jerold E. Novack
                                                  ----------------------------
                                                  Jerold E. Novack, Secretary

DATED:   February ___, 1999

                         NEW WORLD COFFEE & BAGELS, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724

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                                 PROXY STATEMENT
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                                February __, 1999

     This proxy statement mailed to stockholders of record as of February ___, 1999 is furnished in connection with the solicitation of proxies by the Board of Directors of New World Coffee & Bagels, Inc. (the "Company") in connection with a special meeting of stockholders (the "Special Meeting") of the Company to be held March ___, 1999, commencing at 10:00 a.m. at the offices of the Company located at 246 Industrial Way West, Eatontown, New Jersey 07724. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

     A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Special Meeting by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Jerold E. Novack, Secretary, at the address set forth above. Stockholders who attend the Special Meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

     The expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, assembling and mailing the notice, proxy and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $5,000.

     The matters to be considered at the Special Meeting will be: (i) the increase in the authorized common stock of the Company from 20,000,000 shares $.001 par value to 50,000,000 shares $.001 par value, and (ii) the authorization of a certificate of amendment to the Company's Certificate of Incorporation which will change the name of the Company to "New World Coffee - Manhattan, Inc." The Company is aware of no other matters to be presented for action at the Special Meeting.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     Holders of Common Stock at the close of business on February ___, 1999 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were 19,750,486 outstanding shares of Common Stock (excluding any treasury shares), which is the only class of voting stock outstanding.

                                 STOCK OWNERSHIP

     The following table sets forth as of February ____, 1999 the number of shares of Common Stock owned by each director and officer of the Company:


                                                      Shares
Name and Address of                                Beneficially
Beneficial Owner                                      Owned                                    Percentage
-------------------                               -------------                                ----------

R. Ramin Kamfar                                      455,735 (1)                                 2.3%
   Chief Executive Officer and Director

Sanford Nacht                                              0 (2)                                   *
   President, Chief Operating Officer

Jerold E. Novack                                     216,407 (3)                                 1.1%
   Vice President - Finance

Keith F. Barket                                       61,837 (4)                                   *
   Director

Ronald S. Hari                                        34,300 (5)                                   *
   Director

Edward McCabe              .                          34,000 (5)                                   *
   Director

Karen Hogan                .                          47,897 (6)                                   *
   Director

All directors and executive officers
   as a group (7 persons)                            850,176                                     4.2%

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*Less than one percent (1%).


     (1) Includes 78,112 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 290,622 shares underlying stock options which are not exercisable within 60 days.

     (2) Does not include 250,000 shares underlying stock options which are not exercisable within 60 days.

     (3) Includes 123,324 shares which may be acquired upon the exercise of presently exercisable options. Does not include 70,000 shares underlying stock options which are not exercisable within 60 days.

     (4) Includes 34,000 shares which may be acquired upon the exercise of presently exercisable options.

     (5) Includes 30,000 shares which may be acquired upon the exercise of presently exercisable options.

     (6) Includes 20,000 shares which may be acquired upon the exercise of presently exercisable options.

                       INCREASE IN AUTHORIZED COMMON STOCK

     At the present time the Company has outstanding 19,750,486 shares of common stock $.001 par value, all of which are of one class. The Board of Directors, by its unanimous approval, proposes an amendment to the Certificate of Incorporation to increase the authorized capitalization from 20,000,000 shares $.001 par value to 50,000,000 shares $.001 par value.

     The purpose of this proposal is as follows. At the present time, the Company has only 249,514 authorized shares which are unissued. 1,407,927 shares are reserved for the possible exercise of outstanding stock options and warrants, leaving a deficit of 1,158,413 shares. The additional shares will be used to remove such deficit. However, a substantial amount of such shares will be available for sale, some or all of which may be issued on such terms as are fixed by the Board of Directors. The Company has no plans at this time concerning any of the above matters.

     It is not the intention of the Board of Directors, in proposing to increase the Company's capitalization, to dilute any shareholder's stock ownership in the Company or to frustrate any shareholder' ability to gain control of the Company.

     The Company's certificate and by-laws and applicable Delaware law do not provide for cumulative voting. Shareholders do not have preemptive rights. If approved, Article III of the Certificate of Incorporation of the Company, which presently authorizes shares of $.001 par value, will be amended to read in its entirety as follows:

                                   ARTICLE III

     This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the corporation is authorized to issue is Fifty-Two Million (52,000,000) shares. Fifty Million (50,000,000) shares shall be Common Stock and Two Million (2,000,000) shares shall be Preferred Stock, each with a par value of $.001 per share.

     The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article III, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited, to determination of the following:

     (a) The number of shares constituting that series and the distinctive designation of that series;

     (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable on case of redemption, which amount may vary under different conditions and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (g) The rights of that shares of that series in the even of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, of any, of payment of shares of that series; and

     (h) Any other relative rights, preferences and limitations of that series.

     Management has no knowledge of any existing or proposed merger, tender offer, solicitation in opposition to management or similar transaction. Management does not believe that the Company's certificate of incorporation and by-laws contain any provisions having an anti-takeover effect. It should, however, be noted that the proposal to increase the Company's capitalization could be used to dilute a shareholder's stock ownership in the Company or to frustrate his ability to gain control of the Company in the future should the additional stock be issued to parties friendly to incumbent management. This might be deemed an advantage to incumbent management and a disadvantage to shareholders in the future because of its effect in possibly discouraging an unfriendly tender offer or other solicitation in opposition to management.

     The affirmative vote of a majority of shares outstanding is required to approve this proposal.

                    MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR"
                     THIS PROPOSAL TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK



                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY
                      TO NEW WORLD COFFEE - MANHATTAN, INC.

     The Board of Directors hereby proposes and recommends to the shareholders for their approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from "New World Coffee & Bagels, Inc." to "New World Coffee - Manhattan, Inc."

     The purpose of this proposal is to reflect the broadened scope of the Company's activities after the acquisition by the Company of all of the issued and outstanding stock of Manhattan Bagel Company, Inc. ("MBC") on November 24, 1998, which substantially increased the Company's store base. With the addition of approximately 280 franchised and 11 Company-owned stores, the Company is moving forward with the process of integrating its growing franchise operations with the existing franchise operation of MBC. Management believes that changing the name of the Company will appropriately reflect the Company's expansion through its acquisition of MBC.

     The stockholders' approval of the proposal to change the name of the Company includes granting the officers of the Company and each of them acting alone the authority to take all such further actions as may be required to effectuate such change, including but not limited to, the filing of a formal Certificate of Amendment to the Certificate of Incorporation on behalf of the Company with the Secretary of State of the State of Delaware.

     The affirmative vote of a majority of shares outstanding is required to approve this proposal.

                    MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR"
                    THIS PROPOSAL TO AMEND THE CERTIFICATE OF
                     INCORPORATION TO CHANGE THE NAME OF THE
                  COMPANY TO NEW WORLD COFFEE - MANHATTAN, INC.

             PROCEDURE FOR SUBMISSION OF 1999 STOCKHOLDER PROPOSALS

     Proposals by stockholders for inclusion in the 1999 annual meeting proxy statement must be received by New World Coffee & Bagels, Inc., 246 Industrial Way West, Eatontown, New Jersey 07724, prior to March 31, 1999. All such proposals are subject to the applicable rules and requirements of the Securities and exchange Commission.

                                  OTHER MATTERS

     So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

     By order of the Board of Directors.

Dated: February ___, 1999


                                                /s/Jerold E. Novack
                                                ----------------------------
                                                Jerold E. Novack, Secretary

                               COMMON STOCK PROXY
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                         NEW WORLD COFFEE & BAGELS, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724

     This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints R. Ramin Kamfar and Jerold E. Novack, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of New World Coffee & Bagels, Inc. (the "Company"), held of record by the undersigned on February ___, 1999 which the undersigned would be entitled to vote if present at the Special Meeting of Shareholders of the Company to be held on March ___, 1999, at 10:00 a.m. at 246 Industrial Way West, Eatontown, New Jersey 07724, and any adjournments thereof, upon the matters set forth in the Notice of Special Meeting.

     The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

     1. AUTHORIZATION TO INCREASE THE COMMON STOCK OF THE COMPANY FROM 20,000,000 SHARES, $.001 PAR VALUE, TO 50,000,000 SHARES, $.001 PAR VALUE.

         FOR                      AGAINST                  ABSTAIN


     2. AUTHORIZATION TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO NEW WORLD COFFEE - MANHATTAN, INC.

         FOR                      AGAINST                  ABSTAIN


     3. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         FOR ______________       AGAINST ___________      ABSTAIN _________

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposal.


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     (Date)


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     (Signature)

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     (Signature, if held jointly)

     Please sign exactly as name appears below. If Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please list full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please sign, date and return promptly in the enclosed envelope. No envelope need be affixed if mailed in the United States.